                                                                   EXHIBIT 10.5


                            LIFEQUEST MEDICAL, INC.




                SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

                               PURCHASE AGREEMENT



                                AUGUST 11, 1998

                               TABLE OF CONTENTS



         ARTICLE I - PURCHASE AND SALE............................................................................1
                  Section 1.1 Purchase and Sale; Purchase Price...................................................1
                  Section 1.2 Closing.............................................................................2
                  Section 1.3 Transactions at Closing.............................................................2
                  Section 1.4 Fees and Expenses...................................................................2

         ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................................2
                  Section 2.1 Organization, Standing and Qualification............................................2
                  Section 2.2 Capitalization......................................................................2
                  Section 2.3 Validity of Stock...................................................................3
                  Section 2.4 Subsidiaries........................................................................3
                  Section 2.5 Financial Statements................................................................3
                  Section 2.6 No Material Changes.................................................................4
                  Section 2.7 Permits.............................................................................5
                  Section 2.8 Insurance...........................................................................5
                  Section 2.9 Authorization; Approvals............................................................5
                  Section 2.10 No Conflict with Other Instruments.................................................5
                  Section 2.11 Labor Agreements and Actions.......................................................6
                  Section 2.12 Title to Properties; Liens and Encumbrances........................................6
                  Section 2.13 Compliance with Law and Other Instruments..........................................6
                  Section 2.14 Patents, Trademarks and Other Intangible Assets....................................7
                  Section 2.15 Taxes..............................................................................7
                  Section 2.16 Contracts..........................................................................7
                  Section 2.17 Litigation.........................................................................8
                  Section 2.18 Securities Laws....................................................................8
                  Section 2.19 Fees and Commissions...............................................................8
                  Section 2.20 Interested Party Transactions......................................................8
                  Section 2.21 ERISA..............................................................................9
                  Section 2.22 Environmental and Safety Laws......................................................9
                  Section 2.23 SEC Reports........................................................................9
                  Section 2.24 Full Disclosure....................................................................9

         ARTICLE III - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                  PURCHASERS......................................................................................9
                  Section 3.1 Authorization; Approvals; No Conflicts..............................................9
                  Section 3.2 Investment Representations.........................................................10
                  Section 3.3 Investment Experience; Access to Information.......................................10
                  Section 3.4 Restrictions on Transfer...........................................................10
                  Section 3.5 Transfer Instructions..............................................................11
                  Section 3.6 Fees and Commissions...............................................................11

         ARTICLE IV - CONDITIONS TO CLOSING OF THE PURCHASERS....................................................11


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
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
         ARTICLE V - CONDITIONS TO CLOSING OF THE COMPANY........................................................12

         ARTICLE VI - REGISTRATION RIGHTS........................................................................12
                  Section 6.1 Shelf Registration.................................................................12
                  Section 6.2 Obligations of the Company.........................................................12
                  Section 6.3 Expenses of Registration...........................................................13
                  Section 6.4 Indemnification Regarding Registration Rights......................................13
                  Section 6.5 Reports Under the Exchange Act.....................................................15
                  Section 6.6 Assignment of Registration Rights..................................................16

         ARTICLE VII - MISCELLANEOUS.............................................................................16
                  Section 7.1 Entire Agreement...................................................................16
                  Section 7.2 Survival of Representations and Warranties.........................................17
                  Section 7.3 Notices............................................................................17
                  Section 7.4 Amendments.........................................................................18
                  Section 7.5 Waiver and Consent.................................................................18
                  Section 7.6 Successors and Assigns.............................................................18
                  Section 7.7 Rights of Purchasers...............................................................18
                  Section 7.8 Execution and Counterparts.........................................................18
                  Section 7.9 No Third Party Beneficiaries.......................................................18
                  Section 7.10 Severability......................................................................18
                  Section 7.11 Governing Law.....................................................................19

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

Schedules
---------

2.2       -       Security Holders
2.5       -       Financial Statements
2.6       -       Material Changes


Exhibits
--------

A        -        Form of Certificate of Designation and Preferences of Series A Cumulative
                  Convertible Preferred Stock
B        -        Form of Legal Opinion of the Company's Counsel


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



                SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


         This AGREEMENT (the "Agreement"), dated as of August 11, 1998, is entered into by and among LIFEQUEST MEDICAL, INC., a Delaware corporation (the
"Company"), RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC., a Texas corporation, and RENAISSANCE US GROWTH & INCOME TRUST, PLC, a public limited company registered in England and Wales (individually referred to as Renaissance III and Renaissance PLC, respectively, and together with any permitted assignees or successors in interest individually referred to as each or any "Purchaser" and collectively referred to as the "Purchasers").


                                    RECITAL

         WHEREAS, the Purchasers desire to purchase 1,000 shares of Series A
Cumulative Convertible Preferred Stock, par value $.001 per share, of the Company (the "Series A Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the Company's Certificate of Designation and Preferences of Series A Cumulative Convertible Preferred Stock by resolution, substantially in the form attached hereto as EXHIBIT A (the
"Certificate of Designation"), and the Company desires to sell to the Purchasers such shares of Series A Preferred Stock on the terms and subject to the conditions set forth herein;

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the Company and the Purchasers hereby agree as follows:

                         ARTICLE I - PURCHASE AND SALE

         Section 1.1 Purchase and Sale; Purchase Price. Subject to the provisions of this Agreement, at Closing (as hereinafter defined), the Company shall sell to the Purchasers, and the Purchasers shall purchase from the Company 1,000 shares of Series A Preferred Stock at the aggregate purchase price of $1,000,000 (the "Purchase Price"), as follows:



                         PURCHASER                                 PURCHASE PRICE          NO. OF SHARES
                         ---------                                 --------------          -------------

Renaissance Capital Growth & Income
Fund III, Inc.                                                        $500,000                  500

Renaissance US Growth & Income Trust, PLC                             $500,000                  500

         Section 1.2 Closing. The purchase and sale of the Series A Preferred Stock pursuant to Section 1.1 (the "Closing") shall take place at the offices of Renaissance Capital Group, Inc., 8080 North Central Expressway, Suite 210, Dallas, Texas or at such other place as may be agreed upon by the Company and the Purchasers, at 10:00 a.m., local time, on August 11, 1998 or at such other time and date as may be agreed upon by the Company and the Purchasers (the "Closing Date").

         Section 1.3 Transactions at Closing. At the Closing, the Company shall deliver to the Purchasers certificates for the shares of Series A Preferred Stock to be issued and sold to the Purchasers hereunder duly registered in the Purchasers' names, or in such other names as the Purchasers shall have specified in writing to the Company, against payment in full by the Purchasers of the Purchase Price by wire transfer of immediately available funds.

         Section 1.4 Fees and Expenses.  At Closing:

             (a) The Company shall pay to Renaissance Capital Group, Inc. a closing fee of $20,000.

             (b) The Company shall pay the legal fees and expenses of the Purchasers in connection with the preparation and negotiation of this Agreement and the Closing.

           ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchasers that:

         Section 2.1 Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted and as proposed to be conducted by it. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its assets, properties, condition (financial or otherwise), operating results, prospects or business. Complete and correct copies of the Certificate of Incorporation and Bylaws of the Company have been delivered to the Purchasers.

         Section 2.2 Capitalization. On the Closing Date, the authorized capital stock of the Company shall consist of (a) 2,000,000 shares of preferred stock, par value $.001 per share, of which 1,170 shares will be designated "Series A Cumulative Convertible Preferred Stock," and of which no shares are issued or outstanding prior to the Closing Date and (b) 50,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), of which 7,212,742 shares are issued and outstanding, a total of 3,595,818 shares are reserved for issuance pursuant to outstanding options, warrants and debentures, and 585,000 shares are reserved for issuance upon conversion of the Series A Preferred Stock. The outstanding shares of Common Stock are duly authorized and validly issued, fully paid and nonassessable and not subject to preemptive rights. Holders of shares of the Company's capital stock have no preemptive rights or rights of first refusal. Except for the transactions contemplated by this Agreement and as set forth in its SEC Filings (as defined in

Section 2.23 herein) or on Schedule 2.2, there are (i) no outstanding warrants, options, convertible securities or rights to subscribe for or purchase any capital stock or other securities from the Company, (ii) no existing rights of security holders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, (iii) to the best knowledge of the Company, no agreements among stockholders providing for the purchase or sale of the Company's capital stock and (iv) no obligations (contingent or otherwise) of the Company to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. The Company is not a party or subject to any agreement or understanding, and, to the best knowledge of the Company, there is no agreement or understanding between any persons, that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         Section 2.3 Validity of Stock. The Series A Preferred Stock, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws, and not subject to preemptive rights. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certification of Designation, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

         Section 2.4 Subsidiaries. Except as set forth in its SEC Filings or on
Schedule 2.4, the Company (i) does not own or control, directly or indirectly, any other corporation, partnership, association or business entity and (ii) is not a participant in any joint venture, partnership, or similar arrangement.

         Section 2.5 Financial Statements. The Company has furnished the Purchasers with the Company's (i) unaudited balance sheet as of March 31, 1998 (the "Balance Sheet") and (ii) unaudited statements of income for the period then ended (the "Statements of Income" and, together with the Balance Sheet, the "Financial Statements"). The Financial Statements are attached hereto as
Schedule 2.5. The Financial Statements are true and correct in all material respects, are in accordance with the books and records of the Company and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, and fairly and accurately present in all material respects the financial position of the Company as of such date and the results of its operations for the period then ended. Except as described in
Schedule 2.5, the Company has no material liabilities, debts or obligations, whether accrued, absolute or contingent, other than liabilities reflected or reserved for in the Balance Sheet or disclosed in the notes to the Financial Statements. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

         Section 2.6 No Material Changes. Since March 31, 1998, except as set forth in its SEC Filings or on Schedule 2.6, the Company has been operated in the ordinary and usual course of business, and there has not been:


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         (a) any change in the (i) assets, liabilities, condition (financial or otherwise) or business of the Company from that reflected in the Balance Sheet, or (ii) operating results of the Company from that reflected in the Statements of Income, in either case, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

         (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

         (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

         (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not individually or in the aggregate material to the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

         (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, other than those that have not been, individually or in the aggregate, materially adverse to the business of the Company;

         (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company;

         (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

         (h) any resignation or termination of employment of any "officer" of the Company, as such term is defined in Rule 3b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

         (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

         (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

         (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;



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             (l) any declaration, setting aside, or payment or other
distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

             (m) to the best knowledge of the Company, any other event or condition of any character which might materially adversely affect the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

             (n) any agreement or commitment by the Company to do any of the things described in this Section 2.6.

         Section 2.7 Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         Section 2.8 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its material properties that might be damaged or destroyed.

         Section 2.9 Authorization; Approvals. All corporate action on the part of the Company and its stockholders necessary for the authorization, execution, delivery and performance of all its obligations under this Agreement and for the authorization, issuance and delivery of the Series A Preferred Stock being sold under this Agreement and of the Common Stock initially issuable upon conversion of the Series A Preferred Stock has been (or will be) taken prior to the Closing. This Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company has obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state or other relevant governmental authorities required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for such filings as may be required to be made after the Closing in order to comply with the requirements of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and applicable state laws.

         Section 2.10 No Conflict with Other Instruments. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute, with or without the passage of time or giving of notice or both, a default under any terms or provisions of (i) the Certificate of Incorporation or Bylaws of the Company; (ii) any judgment, decree or order of any court or government agency or body having jurisdiction over the Company or its properties; (iii) any agreement, contract, understanding, indenture or other instrument to which the Company is a party or by which it is bound, the effect of which would have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company; or (iv) any statute, rule or governmental regulation applicable to the Company.

         Section 2.11 Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or, to the best knowledge of the Company, threatened, which could have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any "officer," as such term is defined in Rule 3b-2 promulgated under the Exchange Act, intends to terminate such person's employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing persons.

         Section 2.12 Title to Properties; Liens and Encumbrances. Set forth in the SEC Filings is a description of the material real and personal property of the Company owned, leased or licensed to or by the Company. Except as set forth in the SEC Filings, (i) the Company has good and marketable title to all of the properties and assets, both real and personal, tangible and intangible, that it purports to own, including the properties and assets reflected on the Balance Sheet (except as sold or disposed of after the date thereof in the ordinary course of business and which in any event have not individually or in the aggregate had a material adverse affect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company), and they are not subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge except routine statutory liens securing liabilities not yet due and payable and minor liens, encumbrances, restrictions, exceptions, reservations, limitations and other imperfections which do not materially detract from the value of the specific asset affected or the present use of such asset; and (ii) the Company is not in default or in breach of any provision of its leases or licenses other than provisions which would not permit acceleration or termination of any such lease or license and holds a valid leasehold or licensed interest in (y) the material property it leases or (z) the property that is licensed to it.

         Section 2.13 Compliance with Law and Other Instruments. The Company is not in violation of any provision of (i) the Certificate of Incorporation or its Bylaws, or (ii) any judgment, decree, order, statute, rule or governmental regulation applicable to it, the violation of which would materially and adversely affect the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company. The Company is not in violation or default in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound. To the best knowledge of the Company, no employee of the Company is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee with the Company.

         Section 2.14 Patents, Trademarks and Other Intangible Assets. All material patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company are disclosed in the SEC Filings, none of which is in dispute or in any conflict with the right of any other person or entity where an adverse outcome would have a material adverse affect on the assets, properties, condition (financial or otherwise),


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operating results, prospects or business of the Company. Except as disclosed in the SEC Filings, the Company (i) owns or has the unrestricted right to use, free and clear of all liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights and trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs (with the exception of normal software purchased and sold as such) and technical data and information (collectively, the "Intellectual Property"), and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity, including former or current consultants, or employees and former employers of its past and present employees and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

         Section 2.15 Taxes. The Company has accurately and timely filed all federal income tax returns and all state and municipal tax returns that are required to be filed by it and has paid or made provision for the payment of all amounts due pursuant to such returns. The federal income tax returns of the Company have not been audited by the Internal Revenue Service, and there are no waivers in effect of the applicable statute of limitations for any period. No deficiency assessment or proposed adjustment of federal income taxes or state or municipal taxes of the Company is pending and the Company has no knowledge of any proposed liability for any tax to be imposed.

         Section 2.16 Contracts. Except as set forth in its SEC Filings or on
Schedule 2.16, the Company is not a party to any contract, and has no obligation or commitment, in each case (i) involving aggregate payments by the Company or having an aggregate value of more than $25,000, or (ii) that is otherwise material to the business of the Company, or (iii) that is, or is reasonably likely to be, materially adverse to the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company. Except as set forth in its SEC Filings or on Schedule 2.16, the Company has no employment or consulting contracts, deferred compensation agreements or bonus, incentive, profit-sharing or pension plans currently in force and effect, or any understanding with respect to any of the foregoing, or any non-competition and confidentiality agreements between the Company and any employee of the Company, any consultant to the Company or any other entity.

         Section 2.17 Litigation. Except as set forth in its SEC Filings or on
Schedule 2.17, there is no action, proceeding or governmental inquiry or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its officers, directors or employees (in their capacity as such) or any of the Company's assets or properties before any court, arbitration board or tribunal or administrative or other governmental agency. The foregoing includes, without


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



limiting its generality, actions pending or known to the Company to be threatened involving (i) the prior employment of any of the Company's employees or use by any of them in connection with the Company's business of any information, property or techniques allegedly proprietary to any of their former employers or (ii) any prior employees of the Company in connection with rights to the Intellectual Property or any portion thereof. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit or proceeding by the Company currently pending, or that the Company intends to initiate.

         Section 2.18 Securities Laws. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, the offer, sale and issuance of the shares of Series A Preferred Stock to the Purchasers as provided herein are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been registered or qualified (or are exempt from registration or qualification) under all applicable state registration or qualification requirements.

         Section 2.19 Fees and Commissions. The Company has not retained any finder, broker, agent, financial advisor or other intermediary (collectively "Intermediary") in connection with the transactions contemplated by this Agreement, and the Company shall indemnity and hold harmless the Purchasers from liability for any compensation to any Intermediary and the fees and expenses of defending against such liability or alleged liability.

         Section 2.20 Interested Party Transactions. Except as disclosed in the SEC Filings, no executive officer or director of the Company or holder of more than five percent (5%) of the capital stock of the Company or, to the best of the Company's knowledge, any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Securities Act) of any such person or entity or the Company has or has had, either directly or indirectly, (a) an interest in any person or entity which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (ii) purchases from or sells or furnishes to the Company any goods or services, or (b) a beneficial interest in any material contract or agreement to which the Company is a party or by which it may be bound or affected. Except as disclosed in the SEC Filings, there are no existing material arrangements or proposed material transactions between the Company and any officer, director or holder of more than five percent (5%) of the capital stock of the Company, or, to the best of the Company's knowledge, any affiliate or associate of any such person.

         Section 2.21 ERISA. The Company does not maintain, sponsor, or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multi-employer plan", as those terms are defined in Sections 3(2), 3(l), and 3(37) of the Employee Retirement Income Security Act of 1974, as amended.

         Section 2.22 Environmental and Safety Laws. To the best knowledge of the Company, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.



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



         Section 2.23 SEC Reports. The Company has filed all reports, registration or proxy statements, forms and documents with the SEC that it was required to file since the date of the initial public offering of its Common Stock (the "SEC Filings"), all of which have complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act. As of their respective dates, each of the SEC Filings, including, without limitation, any financial statements or schedules included therein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company's subsidiaries is required to file any reports, statements, forms or other documents with the SEC.

         Section 2.24 Full Disclosure. Neither the representations and warranties or the schedules to this Agreement, contain or will contain, as of the date thereon, any untrue statement of a material fact or omits or will omit to state any material fact necessary to keep the statements contained herein or therein from being misleading in any material respect.


         ARTICLE III - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                                   PURCHASERS

         The Purchasers represent and warrant to the Company that:

         Section 3.1 Authorization; Approvals; No Conflicts. All corporate action on the part of the Purchasers necessary for the authorization, execution, delivery and performance of all their obligations under this Agreement has been (or will be) taken prior to the Closing. This Agreement, when executed and delivered by or on behalf of the Purchasers, shall constitute the valid and binding obligation of the Purchasers, enforceable against the Purchasers in accordance with its terms. The Purchasers have obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and have made all registrations, qualifications, designations, declarations or filings with all federal, state or other relevant governmental authorities required on the part of the Purchasers in connection with the consummation of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute, with or without the passage of time or giving of notice or both, a default under any terms or provisions of
(i) the respective Certificates of Incorporation or Bylaws of the Purchasers;
(ii) any judgment, decree or order of any court or government agency or body having jurisdiction over the Purchasers or their properties; (iii) any agreement, contract, understanding, indenture or other instrument to which the Purchasers are a party or by which they are bound, the effect of which would have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Purchasers; or
(iv) any statute, rule or governmental regulation applicable to the Purchasers.

         Section 3.2 Investment Representations. The Purchasers are acquiring the Series A Preferred Stock (and any Common Stock into which the Series A Preferred Stock may be converted) for the Purchasers' own accounts, for investment purposes and not with a view to, or for sale in connection with, any distribution of such shares.

         Section 3.3 Investment Experience; Access to Information. The Purchasers are "accredited investors," as that term is defined in Rule 501(a) promulgated under the Securities Act.

The Purchasers have been afforded prior to the Closing Date the opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information, written and oral, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, all as necessary for the Purchasers to make an informed investment decision with respect to the purchase of the Series A Preferred Stock.

         Section 3.4 Restrictions on Transfer. The Purchasers agree that (a) they will not offer, sell, transfer, give, pledge, hypothecate or otherwise dispose of the Series A Preferred Stock (or the Common Stock into which it may be converted) or make any attempt to do the foregoing unless such offer, sale, transfer, gift, pledge, hypothecation or other disposition is (i) registered under the Securities Act and any applicable state securities law, or (ii) in compliance with an opinion of counsel to the Purchasers, delivered to the Company and reasonably acceptable to counsel for the Company, to the effect that such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act or applicable state securities law, and (b) the certificate(s) representing the Series A Preferred Stock (and any Common Stock into which it may be converted) shall bear a legend stating in substance:

               THE SECURITIES REPRESENTED BY THIS
               CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
               THE SECURITIES ACT OF 1933, AS AMENDED (THE
               "ACT"), OR UNDER ANY APPLICABLE STATE
               SECURITIES LAWS AND ARE "RESTRICTED
               SECURITIES" AS THAT TERM IS DEFINED IN RULE
               144 UNDER THE ACT. NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Upon request of a holder of Series A Preferred Stock (or the Common
Stock into which it has been converted), the Company shall remove the legend set forth above from the certificates evidencing such Series A Preferred Stock or Common Stock or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such Series A Preferred Stock or Common Stock is not required by the Securities Act to continue to bear the legend.

         Section 3.5 Transfer Instructions. The Purchasers agree that the Company may provide for appropriate transfer instructions to implement the provisions of Section 3.4 hereof.

         Section 3.6 Fees and Commissions. The Purchasers have retained no Intermediary in connection with the transactions contemplated by this Agreement, and the Purchasers agree to indemnify and hold harmless the Company from liability for any compensation to any Intermediary and the fees and expenses of defending against such liability or alleged liability.

              ARTICLE IV - CONDITIONS TO CLOSING OF THE PURCHASERS

         The obligation of the Purchasers on the Closing Date to purchase the Series A Preferred Stock shall be subject to each of the following conditions precedent, any one or more of which may be waived by the Purchasers:

             (a) Representations and Warranties. The representations and warranties made by the Company herein shall be true and accurate in all material respects on and as of the Closing Date as if made on the Closing Date.

             (b) Performance. The Company shall have performed and complied with all agreements and conditions contained herein and other documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Closing.

             (c) Consents. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate the transactions contemplated by this Agreement, to issue the Series A Preferred Stock to be purchased by the Purchasers and to issue the Common Stock into which the Series A Preferred Stock may be converted.

             (d) Compliance Certificates. The Company shall have delivered to the Purchasers or their representative at the Closing an Officer's Certificate to the effect that all conditions specified in subsections (a) to (c), inclusive, have been fulfilled.

             (e) Opinion of the Company's Counsel. The Purchasers shall have received from counsel for the Company, a legal opinion, dated the Closing Date and satisfactory in form and substance to the Purchasers, substantially in the form attached hereto as EXHIBIT B.

             (f) Certificate of Designation. The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Delaware.

             (g) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers may reasonably request.

                ARTICLE V - CONDITIONS TO CLOSING OF THE COMPANY

         The obligation of the Company on the Closing Date to issue and sell the Series A Preferred Stock to be purchased under this Agreement shall be subject to the representations and warranties made by the Purchasers herein being true and accurate on and as of such Closing Date.

                        ARTICLE VI - REGISTRATION RIGHTS

         Section 6.1 Shelf Registration. The Company shall file a "shelf" registration statement on an appropriate form under the 1933 Act (the "Shelf Registration") covering all of the Common Stock into which the Series A Preferred Stock is convertible (the "Registrable Securities") within ninety
(90) days from the Closing and shall use its best efforts to cause the Shelf Registration to be declared effective and to keep the Shelf Registration continuously effective until all of the Registrable Securities registered therein cease to be Registrable Securities. The securities shall cease to be Registrable Securities when (a) the Shelf Registration shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to the Shelf Registration, or (b) such securities shall have been sold as permitted by Rule 144 under the Securities Act. The Company agrees, if necessary, to supplement or amend the Shelf Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act, and the Company agrees to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used.

         Section 6.2 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

             (a) Furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

             (b) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Purchasers, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

             (c) Notify each Purchaser of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

             (d) In the event of the notification provided for in Section 6.2(c) above, the Company shall use its best efforts to prepare and file with the SEC (and to provide copies thereof to the Purchasers) as soon as reasonably possible an amended prospectus complying with the Securities Act.

             (e) For so long as any Purchaser holds beneficially or of record (including shares issuable upon the conversion of the Series A Preferred Stock) five percent (5%) or more of the shares of Common Stock from time to time outstanding, such Purchaser shall agree to any restrictions on its resale of the Registrable Securities, whether in public or non-public transactions, for a period not in excess of ninety (90) days in any period of twelve (12) consecutive months, as required by the managing underwriter, representative or selling agent of any public or private offering of securities by the Company and shall execute and deliver to the Company and such managing underwriter, representative or selling agent an agreement to such effect, if each other director and executive officer of the Company and holder of five percent (5%) or more of the shares of Common Stock from time to time outstanding likewise agrees to such restrictions on resale and executes and delivers such an agreement.

         Section 6.3 Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with the registration or sale of the Registrable Securities pursuant to this Section, including, without limitation, all registration, filing and qualification fees, printer's expenses, and accounting and legal fees and expenses of the Company, shall be borne by the Company.

         Section 6.4 Indemnification Regarding Registration Rights. If any Registrable Securities are included in a registration statement under this
Section:

             (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, the officers and directors of each Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact with respect to the Company or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein; (ii) the omission or alleged omission to state therein a material fact with respect to the Company or its securities required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this Section 6.4(a) shall not apply and the Company shall not be liable (i) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Purchaser, underwriter or controlling person, or (ii) for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

             (b) To the extent permitted by law, each Purchaser who participates in a registration pursuant to the terms and conditions of this Agreement shall indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each of the Company's employees, agents, counsel and representatives, any underwriter and any other Purchaser selling securities in such registration statement, or any of its directors or officers, or any person who controls such Purchaser, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which the Company or any such director, officer, controlling person, employee, agent, representative, underwriter, or other such Purchaser, or director, officer or controlling person thereof, may become subject, under the Securities Act, the Exchange Act or other federal or state law, only insofar as such losses, claims, damages, costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such. Each such Purchaser will indemnify any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, agent representative, controlling person, underwriter or other Purchaser, or officer, director or of any controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

             (c) Promptly after receipt by an indemnified party under this
Section 6.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 6.4, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is materially prejudiced in its ability to defend such action solely as a result of the failure to give such notice.

             (d) If the indemnification provided for in this Section 6.4 is unavailable to an indemnified party under this Section 6.4 in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand and of the Purchaser, on the other, in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of the Company, on the one hand, and of the Purchaser, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by the Company or by the Purchaser, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             (e) The Company, on the one hand, and the Purchasers, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 6.4, neither the Company nor the Purchasers shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public exceeds the amount of any damages which the Company or each such Purchaser has otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         Section 6.5 Reports Under the Exchange Act. So long as the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, with a view to making available to the Purchasers the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell securities of the Company to the public without registration or pursuant to a shelf registration on Form S-3, if applicable, the Company agrees to use its reasonable efforts to:

             (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

             (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

             (c) Use its best efforts to include, upon notice of issuance, all Common Stock covered by such registration statement on NASDAQ National Market if the Common Stock is then quoted on NASDAQ National Market; or list all Common Stock covered by such registration statement on such securities exchange on which any of the Common Stock is then listed; or, if the Common Stock is not then quoted on NASDAQ National Market or listed on any national securities exchange, use its best efforts to have such Common Stock covered by such registration statement quoted on NASDAQ National Market or, at the option of the Company, listed on a national securities exchange; and

             (d) Furnish to any Purchaser, so long as the Purchaser owns any Registrable Securities, (i) forthwith upon request a copy of the most recent annual or quarterly report of the Company and such other SEC reports and documents so filed by the Company, and (ii) such other information (but not any opinion of counsel) as may be reasonably requested by any Purchaser seeking to avail itself of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         Section 6.6 Assignment of Registration Rights. Subject to the terms and conditions of this Agreement, the right to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by Purchaser to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least ten percent (10%) of the Registrable Securities and provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; it being the intention that so long as Purchaser holds any Registrable Securities hereunder, either Purchaser or its transferee or assignee of at least ten percent may exercise the registration rights hereunder. Other than as set forth above, the parties hereto hereby agree that the registration rights hereunder shall not be transferable or assigned and any contemplated transfer or assignment in contravention of this Agreement shall be deemed null and void and of no effect whatsoever.

                          ARTICLE VII - MISCELLANEOUS

         Section 7.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representation, or covenants except as specifically set forth herein or therein.

         Section 7.2 Survival of Representations and Warranties. The warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         Section 7.3 Notices. All notices, requests, demands, consents and other communications herein shall be in writing and shall be deemed, unless otherwise specified herein, to have been duly given if personally delivered or mailed, first-class certified mail, postage prepaid and return receipt requested or sent by recognized overnight courier service or transmitted by telex or facsimile, as follows:

                  (a)      If to the Company:

                           LifeQuest Medical, Inc.
                           12961 Park Central, Suite 1300
                           San Antonio, Texas  78216
                           Attention:  Chief Financial Officer
                           Facsimile number: (210) 495-4441

                           with a copy to (which shall not constitute effective notice to the Company):

                           Fulbright & Jaworski L.L.P.
                           300 Convent Street, Suite 2200
                           San Antonio, Texas  78205
                           Attention:  Phillip M. Renfro, Esq.
                           Facsimile number:  (210) 270-7205


                  (b)      If to the Purchasers:

                           Renaissance Capital Growth & Income Fund III, Inc. Renaissance US Growth & Income Trust, PLC
                           8080 North Central Expressway, Suite 210-LB59 Dallas, Texas 75206
                           Attention:  President
                           Facsimile number:  (214) 891-8291

                           with a copy to (which shall not constitute effective notice to the Purchasers):

                           Wolin, Ridley & Miller LLP
                           3100 Bank One Center
                           1717 Main Street
                           Dallas, Texas  75201
                           Attn:  Norman R. Miller, Esq.
                           Facsimile number: (214) 939-4949


or such other addresses as each of the parties hereto may provide from time to time in writing to the party. For purposes of computing the time periods set forth in this Section 7.3, the delivery date shall be deemed to be (i) three
(3) days after the date of mailing, (ii) the date personally delivered or sent by telex or facsimile, or (iii) the business day after the date sent by recognized overnight courier service.

         Section 7.4 Amendments. Any term of this Agreement may be amended only with the written consent of the Company and the Purchasers. Any amendment effected in accordance with this paragraph shall be binding upon each holder of Series A Preferred Stock purchased under this

Agreement at the time outstanding (including Common Stock into which such Series A Preferred Stock have been converted), each future holder of such securities, and the Company.

         Section 7.5 Waiver and Consent. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any party hereto or a breach of any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         Section 7.6 Successors and Assigns. Except as otherwise expressly provided in this Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto (including permitted transfers of any shares of Series A Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof).

         Section 7.7 Rights of Purchasers. The Purchasers shall have the absolute right to exercise or refrain from exercising any right or rights that the Purchasers may have by reason of this Agreement or any Series A Preferred Stock, including the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into any agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification.

         Section 7.8 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

         Section 7.9 No Third Party Beneficiaries. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company and the Purchasers and no other person shall acquire or have any rights under or by virtue of this Agreement.

         Section 7.10 Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

         Section 7.11 GOVERNING LAW. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAW DOCTRINE.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.



                                COMPANY:

                                LIFEQUEST MEDICAL, INC.


                                By:
                                   ---------------------------------------------
                                      Randall K. Boatright
                                      Vice President and Chief Financial Officer

                                PURCHASERS:

                                RENAISSANCE CAPITAL GROWTH & INCOME
                                FUND III, INC.


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                RENAISSANCE US GROWTH & INCOME
                                TRUST, PLC

                                By:      Renaissance Capital Group, Inc.,
                                         Investment Manager

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------